                                 Exhibit 10.1


 GreenPoint Mortgage                                          SERVICING CERTIFICATE

 ===================================================================================================================================
 Revolving Home Equity Loan  LIBOR:                                  6.71000%    Current Collection Period:      12/01/00-12/31/00
 Asset-Backed Notes          Margin A-1:                             0.30000%    P&S Agreement Date:                       12/1/99

 Series 1999-2               Class A-1  Note Rate:                   7.01000%    Original Closing Date:                   12/22/99
                             Class A-2  Note Rate:                   7.09000%    Distribution Date:                        1/16/01
                             Margin A-2:                             0.38000%    Record Date:                              1/15/01
                             Interest Period 12/15/00 thru 1/15/01:       32     Pool Factor:                           71.1973919%

                             Servicing Fee Rate:                     0.50000%    Initial Class A-1 O/C Amt:                  22.71
                             Class A-1 Premium Fee Rate:             0.18000%    Initial Class A-2 O/C Amt:                 565.15
                             Class A-2 Premium Fee Rate:             0.18000%
                                                                                 Class A-1 O/C Amt as of Pmt Date:    5,408,774.99
                             Trustee Fee:                            0.00900%    Class A-2 O/C Amt as of Pmt Date:    1,438,840.14
                             Class A-1 Act Weighted Avg Ln Rate:    12.55040%    Class A-1 Pool Factor:                 74.3088423%
                             Class A-2 Act Weighted Avg Ln Rate:    12.42979%    Class A-2 Pool Factor:                 59.7143752%

                             Total Management Fee                     500.00
    ================================================================================================================================

 BALANCES
     Beginning Class A-1 Pool Balance                                                                               156,702,566.07
     Beginning Class A-2 Pool Balance                                                                                33,535,237.78


     Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                            151,293,791.08
     Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                             32,096,397.64

     Class A-1 Overcollateralization Amount to Fill                                                                          (0.00)
     Class A-2 Overcollateralization Amount to Fill                                                                           0.00

     Ending Class A-1 Pool Balance                                                                                  149,029,189.99
     Ending Class A-2 Pool Balance                                                                                   32,711,258.41


     Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                               143,620,415.00
     Ending Class A-2 Note Balance -- CUSIP 395385AB3                                                                31,272,418.27

     Additional Balances Class A-1                                                                                    2,063,261.79
     Additional Balances Class A-2                                                                                      686,098.85

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                        0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                     0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                         0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                      0.00
     Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                                      0
     Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                    0.00
     Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                               0
     Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                             0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                 0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                               0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                          0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                        0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                              0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                                     0.00
     Beginning Loan Count                                                                                                    4,375
     Ending Loan Count                                                                                                       4,196

COLLECTION AMOUNTS Class A-1
    1        Aggregate of All Mortgage Collections (Gross)                                                      11,364,221.20
    2        Total Mortgage Interest Collections (Gross)                                                         1,686,173.44
             Servicing Fees (current collection period)                                                             65,292.74
             Deferred Interest Transfer  (DI)                                                                            0.00
        3a     Mortgage Principal Collections                                                                    9,678,047.76
        3b     Pre-Funded Balance                                                                                        0.00
        3c     Net Liquidation Proceeds                                                                                  0.00
    3        Total Mortgage Principal Collections                                                                9,678,047.76
             Aggregate of Transfer Deposits                                                                              0.00
             Investor Loss Amount                                                                                   58,590.11
             Aggregate Investor Loss Reduction Amount                                                               85,361.18

 COLLECTION AMOUNTS Class A-2
    1        Aggregate of All Mortgage Collections (Gross)                                                       1,860,474.53
    2        Total Mortgage Interest Collections (Gross)                                                           350,396.31
             Servicing Fees (current collection period)                                                             13,973.02
             Deferred Interest Transfer (DI)                                                                             0.00
        3a     Mortgage Principal Collections                                                                    1,510,078.22
        3b     Pre-Funded Balance                                                                                        0.00
        3c     Net Liquidation Proceeds                                                                                  0.00
    3        Total Mortgage Principal Collections                                                                1,510,078.22
             Aggregate of Transfer Deposits                                                                              0.00
             Investor Loss Amount                                                                                        0.00
             Aggregate Investor Loss Reduction Amount                                                                    0.00

 TOTAL COLLECTION AMOUNT
    1        Aggregate of All Mortgage Collections (Gross)                                                      13,224,695.73
    2        Total Mortgage Interest Collections (Gross)                                                         2,036,569.75
             Servicing Fees (current collection period)                                                             79,265.75
             Deferred Interest Transfer  (DI)                                                                            0.00
        3a     Mortgage Principal Collections                                                                   11,188,125.98
        3b     Insurance Proceeds                                                                                        0.00
        3c     Net Liquidation Proceeds                                                                                  0.00
    3        Total Mortgage Principal Collections                                                               11,188,125.98
             Aggregate of Transfer Deposits                                                                              0.00
             Investor Loss Amount                                                                                   58,590.11
             Aggregate Investor Loss Reduction Amount                                                               85,361.18

             Class A-1 Net Interest Collection                                                                   1,620,880.70
             Class A-2 Net Interest Collection                                                                     336,423.29

 DISTRIBUTION AMOUNTS Class A-1
             Class A-1 Note    Interest 8.6 (d)(iv)                                                                942,728.42
             Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                 0.00
             Class A-1 Note    Reserve Fund Amount                                                                 595,340.00
             Investor Loss Amount                                                                                   58,590.11
             Previous Investor Loss Amount                                                                               0.00
             Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                            22,694.07
             Credit Enhancer Reimbursement                                                                               0.00
             Accelerated Principal Distribution Amount                                                                   0.00
             Spread Account Deposit                                                                                      0.00
             Indenture Trustee Fee 8.6 (d)(i)                                                                        1,134.70
             Management Fee 8.6 (d)(iii)                                                                               393.40
             Payment to Servicer                                                                                         0.00
             Deferred Interest                                                                                           0.00
             Remaining Amount to Transferor                                                                              0.00
             Total Certificateholders Distribution Allocable to Interest                                         1,620,880.70

     Maximum Principal Payment                                                                                          7,614,785.97
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Loan Loss                                                                                                             58,590.11
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                       7,673,376.08

DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note    Interest 8.6 (d)(iv)                                                                               202,278.63
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-2 Note    Reserve Fund Amount                                                                                128,982.88
     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                            4,814.46
     Credit Enhancer Reimbursement                                                                                              0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Spread Account Deposit                                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                         240.72
     Management Fee 8.6 (d)(iii)                                                                                              106.60
     Payment to Servicer                                                                                                        0.00
     Deferred Interest                                                                                                          0.00
     Remaining Amount to Transferor                                                                                             0.00
     Total Certificateholders Distribution Allocable to Interest                                                          336,423.29

     Maximum Principal Payment                                                                                            823,979.37
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Loan Loss                                                                                                                  0.00
     Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                         823,979.37


TOTAL DISTRIBUTION AMOUNT
     Class A Note    Interest 8.6 (d)(iv)                                                                               1,145,007.05
     Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                                          0.00
     Class A Note    Reserve Fund Amount                                                                                  724,322.88
     Investor Loss Amount 5.01(iii)                                                                                        58,590.11
     Previous Investor Loss Amount 5.01(iv)                                                                                     0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           27,508.53
     Credit Enhancer Reimbursement 5.01(vi)                                                                                     0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                        0.00
     Spread Account Deposit 5.01(viii)                                                                                          0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                       1,375.43
     Management Fee 8.6 (d)(iii)                                                                                              500.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                              0.00
     Deferred Interest 5.01 (xi)                                                                                                0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Interest                                                        1,957,304.00

     Maximum Principal Payment                                                                                          8,438,765.34
     Scheduled Principal Collection Payment                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Loan Loss                                                                                                             58,590.11
     Overcollateralization Deficit 8.6 (d)(vi)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Principal                                                       8,497,355.45

LOSSES/RETRANSFERS
     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                              0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                              0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                                 0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                               0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                        4.8776532
     Interest Distribution Amount                                                                                          4.8776532
     Unpaid Note Interest Shortfall Included in Current Distribution                                                       0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                       0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                      39.7018553
     Maximum Principal Payment                                                                                            39.3987115
     Scheduled Principal Collections Payment                                                                               0.0000000
     Loan Loss                                                                                                             0.3031438
     Accelerated Principal Distribution Amount                                                                             0.0000000

Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                        3.8624906
     Interest Distribution Amount                                                                                          3.8624906
     Unpaid Note Interest Shortfall Included in Current Distribution                                                       0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                       0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                                      15.7338050
     Maximum Principal Payment                                                                                            15.7338050
     Scheduled Principal Collections Payment                                                                               0.0000000
     Loan Loss                                                                                                             0.0000000
     Accelerated Principal Distribution Amount                                                                             0.0000000


     Total Interest Amount Distributed to Class A Certificateholder                                                        8.7401438
     Total Principal Amount Distributed to Class A Certificateholder                                                      55.4356603

     Credit Enhancement Draw Amount                                                                                             0.00

DELINQUENCIES/FORECLOSURES

Class A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                                 82
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                 3,287,784.58
     Number of Mortgages 60 to 89 Days Delinquent                                                                                 18
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                   621,884.51
     Number of Mortgages 90 to 179 Days Delinquent                                                                                 5
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                  250,863.91
     Number of Mortgages 180 or more Days Delinquent                                                                               9
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                370,530.43
     Number of Mortgage Loans in Foreclosure                                                                                      16
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        739,461.01
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                           0.00
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                  0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                      0.00

Class A-2
          Number of Mortgages 30 to 59 Days Delinquent                                                                     3
          Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      200,613.55
          Number of Mortgages 60 to 89 Days Delinquent                                                                     1
          Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                      169,847.62
          Number of Mortgages 90 to 179 Days Delinquent                                                                    1
          Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                     124,990.84
          Number of Mortgages 180 or more Days Delinquent                                                                  1
          Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                   196,058.94
          Number of Mortgage Loans in Foreclosure                                                                          2
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           418,095.61
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                     0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                         0.00

TOTAL DELINQUENCIES/FORECLOSURES

          Number of Mortgages 30 to 59 Days Delinquent                                                                    85
          Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                    3,488,398.13
          Number of Mortgages 60 to 89 Days Delinquent                                                                    19
          Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                      791,732.13
          Number of Mortgages 90 to 179 Days Delinquent                                                                    6
          Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                     375,854.75
          Number of Mortgages 180 or more Days Delinquent                                                                 10
          Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                   566,589.37
          Number of Mortgage Loans in Foreclosure                                                                         18
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         1,157,556.62
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                     0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                         0.00

============================================================================================================================

RESERVE FUND ACTIVITY

          Reserve Fund  Beginning Balance                                                                               0.00
          Reserve Fund  Deposit                                                                                   724,322.88
          Reserve Fund Earnings                                                                                     1,563.21
          Reserve Bal Subtotal                                                                                    725,886.09
          Reserve Fund Reduction Amt                                                                             (725,886.09)
          Reserve Fund Balance                                                                                          0.00

PRE-FUNDED ACCOUNT ACTIVITY

          Beginning Balance Pre-Funded Account                                                                          0.00
          Remaining Amount for Distribution to Classes                                                                  0.00
          Withdrawal for Subsequent Loan Purchase:                                                                      0.00

          Ending Balance Pre-Funded Account                                                                             0.00

          All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

          The Attached Servicing Certificate is true and correct in all material respects.

          _____________________________________________________________
          A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------------------------
 GREENPOINT MORTGAGE                                                  STATEMENT TO NOTEHOLDERS
===================================================================================================================================

 Revolving Home Equity Loan             LIBOR:                             6.71000%   Current Collection Period:  12/01/00-12/31/00
 Asset-Backed Notes                     Margin:                            0.30000%   P&S Agreement Date:                   12/1/99

 Series 1999-2                          Class A-1  Note Rate:              7.01000%   Original Closing Date:               12/22/99
                                        Class A-2  Note Rate:              7.09000%   Distribution Date:                    1/16/01
                                                                                      Record Date:                          1/15/01
                                        Interest Period 12/15/00 thru 1/15      32    Pool Factor:                       71.1973919%

===================================================================================================================================
               BALANCES

          Beginning HELOC Pool Balance                                                                          156,702,566.07
          Beginning Second Lien Pool Balance                                                                     33,535,237.78

          Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                   151,293,791.08
          Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                    32,096,397.64

          Ending Class A-1 Pool Balance                                                                         149,029,189.99
          Ending Class A-2 Pool Balance                                                                          32,711,258.41

          Ending Class A-1 Note Balance -- CUSIP                                                                143,620,415.00
          Ending Class A-2 Note Balance -- CUSIP                                                                 31,272,418.27

          Additional Balances  Class A-1                                                                          2,063,261.79
          Additional Balances  Class A-2                                                                            686,098.85

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                       0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                 0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                               0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                     0.00

          Beginning Loan Count                                                                                           4,375
          Ending Loan Count                                                                                              4,196

COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                                  11,298,928.46
          Total Mortgage Interest Collections                                                                     1,686,173.44
          Servicing Fees (current collection period)                                                                (65,292.74)
            Mortgage Principal Collections                                                                        9,678,047.76
            Pre-Funded Balance                                                                                            0.00
                                                                                                                          0.00

          Total Mortgage Principal Collections                                                                    9,678,047.76

COLLECTION AMOUNTS Class A-2
     Aggregate of All Mortgage Collections                       1,846,501.51
     Total Mortgage Interest Collections                           350,396.31
     Servicing Fees (current collection period)                    (13,973.02)
         Mortgage Principal Collections                          1,510,078.22
         Pre-Funded Balance                                              0.00
                                                                         0.00

     Total Mortgage Principal Collections                        1,510,078.22


TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                      13,224,695.73
     Total Mortgage Interest Collections                         2,036,569.75
         Mortgage Principal Collections                         11,188,125.98
         Pre-Funded Balance                                              0.00

     Total Mortgage Principal Collections                       11,188,125.98



DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note    Interest                                    942,728.42
     Class A-1 Note    Unpaid Interest Shortfall
                       (current cycle)                                   0.00
     Class A-1 Note    Reserve Fund Amount                         595,340.00

     Maximum Principal Payment                                   7,614,785.97
     Scheduled Principal Collection                                      0.00
     Accelerated Principal Distribution Amount                           0.00
     Loan Loss                                                      58,590.11
     Class A-1 Overcollateralization Deficit                             0.00
     Total Certificateholders Distribution Allocable to
       Principal                                                 7,673,376.08

DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note    Interest                                    202,278.63
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)         0.00
     Class A-2 Note    Reserve Fund Amount                         128,982.88

     Maximum Principal Payment                                     823,979.37
     Scheduled Principal Collection                                      0.00
     Accelerated Principal Distribution Amount                           0.00
     Loan Loss                                                           0.00
     Class A-2 Overcollateralization Deficit                             0.00
     Total Certificateholders Distribution Allocable to
         Principal                                                 823,979.37

TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest                                       1,145,007.05
     Class A Note Unpaid Interest Shortfall (current cycle)              0.00
     Class A Note  Reserve Fund Amount                             724,322.88

     Maximum Principal Payment                                   8,438,765.34
     Scheduled Principal Collection Payment                              0.00
     Accelerated Principal Distribution Amount                           0.00
     Overcollateralization Deficit                                       0.00
     Total Certificateholders Distribution Allocable to
         Principal                                               8,438,765.34

LOSSES/RETRANSFERS
     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                          0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                          0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                             0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                           0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                    4.8776532
     Interest Distribution Amount                                                                      4.8776532
     Unpaid Note Interest Shortfall Included in Current Distribution                                   0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                   0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                  39.7018553
     Maximum Principal Payment                                                                        39.3987115
     Scheduled Principal Collections Payment                                                           0.0000000
     Loan Loss                                                                                         0.3031438
     Accelerated Principal Distribution Amount                                                         0.0000000

Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                    3.8624906
     Interest Distribution Amount                                                                      3.8624906
     Unpaid Note Interest Shortfall Included in Current Distribution                                   0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                   0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                  15.7338050
     Maximum Principal Payment                                                                        15.7338050
     Scheduled Principal Collections Payment                                                           0.0000000
     Loan Loss                                                                                         0.0000000
     Accelerated Principal Distribution Amount                                                         0.0000000


     Total Interest Amount Distributed to Class A Certificateholder                                    8.7401438
     Total Principal Amount Distributed to Class A Certificateholder                                  55.4356603

     Credit Enhancement Draw Amount                                                                         0.00

DELINQUENCIES/FORECLOSURES
Class A-1

     Number of Mortgages 31 to 60 Days Delinquent                                                             82
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                             3,287,784.58
     Number of Mortgages 61 to 90 Days Delinquent                                                             18
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                               621,884.51
     Number of Mortgages 91 to 180 or more Days Delinquent                                                     5
     Aggregate Principal Balances of Mortgages 91 to 180 or
     more Days Delinquent                                                                             250,863.91
     Number of Mortgages 181 or more Days Delinquent                                                           9
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            370,530.43
     Number of Mortgage Loans in Foreclosure                                                                  16
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    739,461.01
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                  0.00

Class A-2
     Number of Mortgages 31 to 60 Days Delinquent                                                              3
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               200,613.55
     Number of Mortgages 61 to 90 Days Delinquent                                                              1
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                               169,847.62
     Number of Mortgages 91 to 180 or more Days Delinquent                                                     1
     Aggregate Principal Balances of Mortgages 91 to 180 or
     more Days Delinquent                                                                             124,990.84
     Number of Mortgages 181 or more Days Delinquent                                                           1
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            196,058.94
     Number of Mortgage Loans in Foreclosure                                                                   2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    418,095.61
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                  0.00

TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                             85
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                             3,488,398.13
     Number of Mortgages 61 to 90 Days Delinquent                                                             19
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                               791,732.13
     Number of Mortgages 91 to 180 or more Days Delinquent                                                     6
     Aggregate Principal Balances of Mortgages 91 to 180 or
     more Days Delinquent                                                                             375,854.75
     Number of Mortgages 181 or more Days Delinquent                                                          10
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            566,589.37
     Number of Mortgage Loans in Foreclosure                                                                  18
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  1,157,556.62
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                  0.00

======================================================================================================================

     Class A-1 Note Rate For Next Distribution           LIBOR           TBD                          #VALUE!

RESERVE FUND ACTIVITY

     Reserve Fund  Beginning Balance                                                                        0.00
     Reserve Fund  Deposit                                                                            724,322.88
     Reserve Fund Earnings                                                                              1,563.21
     Reserve Bal Subtotal                                                                             725,886.09
     Reserve Fund Reduction Amt                                                                      (725,886.09)
     Reserve Fund Balance                                                                                   0.00